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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the capiton "Experts" and to the use of our report dated October 15, 1999, in the Registration Statement on Form S-1 and related Prospectus of Inforte Corp. dated December 8, 1999.

                                          /s/ Ernst & Young LLP

Chicago, Illinois
December 8, 1999